Provisions	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

Note 21 Provisions

FOR THE YEAR ENDED DECEMBER 31	NOTE	Asset retirement obligations (AROs)	Other (1)	Total
January 1, 2017		175	137	312
Additions		14	46	60
Usage		(2)	(30)	(32)
Reversals		(18)	(12)	(30)
Acquired through business combinations		1	17	18
December 31, 2017		170	158	328
Current	18	11	44	55
Non-current	23	159	114	273
December 31, 2017		170	158	328
(1) Other includes environmental, legal, regulatory and vacant space provisions.
AROs reflect management’s best estimates of expected future costs to restore current leased premises to their original condition prior to lease inception. Cash outflows associated with our ARO liabilities are generally expected to occur at the restoration dates of the assets to which they relate, which are long-term in nature. The timing and extent of restoration work that will be ultimately required for these sites is uncertain.